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                      FORM 8-K
                    CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:            December 20, 1996
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                     INSTRUCTIVISION, INC.
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 (Exact name of registrant as specified in its charter)

New Jersey                     0-14411              22-2386359
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(State or other jurisdiction   (Commission File   (IRS Employer
 of incorporation)             Number)             Identification NO.)

3 Regent Street, Livingston, NJ                         07039
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(Address of principal executive offices)             (Zip code)

Registrant's telephone number, including area code: (201) 992-9081
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  n/a
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(Former name or former address, if changed since last report)

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ITEM 4.  Changes in Registrant's Certifying Accountant.

     The former accountant, Martin & Martin CPA's was disolved effective November 1, 1996 and the firm of Stanley J. Morin and Associates was formed and continues the majority of the practice of the former accountant and has been engaged as the new accountant. The former accountant's reports covering the past two years included unqualified opinions. This change in accountants was approved by the Board of Directors. There were no disagreements which developed between the former accountant and management at the decision making level during the two most recent fiscal years and any subsequent interim periods.

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[CAPTION]
                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 20, 1996                           INSTRUCTIVISION, INC.
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(Date)                                      (Registrant)
                                            Rosemary Comras
                                            President

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